Exhibit 17


            The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or her contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that he or she knows of or has reason to believe that such information is not accurate.

Dated:   March 25, 1999

GREENHOUSE PARTNERS, L.P.

By: /s/ Gary K. Duberstein
    ---------------------------------------
    Gary K. Duberstein, general partner


GREENWAY PARTNERS, L.P.

By: Greenhouse Partners, L.P., its
     general partner

By: /s/ Gary K. Duberstein
    ---------------------------------------
    Gary K. Duberstein, general partner


GREENHUT, L.L.C.

By: /s/ Gary K. Duberstein
    ---------------------------------------
    Gary K. Duberstein, Member


GREENTREE PARTNERS, L.P.

By:   Greenhut, L.L.C., its general
       partner

By: /s/ Gary K. Duberstein
    ---------------------------------------
    Gary K. Duberstein, Member


GREENHUT OVERSEAS, L.L.C.

By: /s/ Gary K. Duberstein
    ---------------------------------------
    Gary K. Duberstein, Member


GREENSEA OFFSHORE, L.P.

By:   Greenhut Overseas, L.L.C., its
        investment general partner

By: /s/ Gary K. Duberstein
    ---------------------------------------
    Gary K. Duberstein, Member

GREENBELT CORP.

By: /s/ Alfred D. Kingsley
    ---------------------------------------
    Alfred D. Kingsley, President


/s/ Alfred D. Kingsley
-------------------------------------------
Alfred D. Kingsley


/s/ Gary K. Duberstein
-------------------------------------------
Gary K. Duberstein


/s/ Andrew P. Hines
-------------------------------------------
Andrew P. Hines


/s/ Howard Stein
-------------------------------------------
Howard Stein




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